                           Schedule 14A Information
                 Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant   [_]


Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       EAGLE POINT SOFTWARE CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:


[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

================================================================================

EAGLE POINT SOFTWARE CORPORATION
4131 Westmark Drive
Dubuque, Iowa  52002-2627
(319) 556-8392


Dear Stockholder:

On behalf of the Board of Directors and management of Eagle Point Software Corporation, I cordially invite you to attend the 2000 Annual Meeting of Stockholders of Eagle Point Software Corporation to be held at 2:00 p.m., local time, on Wednesday, December 6, 2000, at the Eagle Point Software Corporate Headquarters, 4131 Westmark Drive, Dubuque, Iowa 52002-2627.

The matters to be considered at the meeting are described in the accompanying Proxy Statement. It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold. You are urged to specify your voting preference by marking, dating and signing the enclosed proxy card and returning it in the enclosed business reply envelope. No postage is required if mailed in the United States. If you wish to vote in accordance with the Directors' recommendations, all you need to do is date and sign the proxy card and return it in such envelope.

We hope you can attend the 2000 Annual Meeting, but in any event, please complete and return the proxy card. If you do attend and wish to vote in person, you may revoke your proxy at that time.

Sincerely,



Thomas O. Miller
Chairman



October 27, 2000

                       EAGLE POINT SOFTWARE CORPORATION
                 NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 6, 2000

The 2000 Annual Meeting of Stockholders (the "Annual Meeting") of Eagle Point Software Corporation, a Delaware corporation (the "Company"), will be held at 2:00 p.m., local time, on Wednesday, December 6, 2000 at the Eagle Point Software Corporate Headquarters, 4131 Westmark Drive, Dubuque, Iowa 52002-2627, for the purpose of considering and acting upon the following matters:

     1. To elect one director to the Board of Directors of the Company, to serve for a three-year term;

     2. To ratify the appointment of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending June 30, 2001; and

     3. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Stockholders of record at the close of business on October 18, 2000 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting, during normal business hours, at the principal executive office of the Company, 4131 Westmark Drive, Dubuque, Iowa 52002-2627, for a period of ten days prior to the Annual Meeting.

The matters to be considered at the meeting are described in the accompanying Proxy Statement. It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold. You are urged to specify your voting preference by marking, dating and signing the enclosed proxy card and returning it in the enclosed business reply envelope. No postage is required if mailed in the United States. If you wish to vote in accordance with the Directors' recommendations, all you need do is date and sign the proxy card and return it in such envelope.

By order of the Board of Directors,



Dennis J. George
Secretary

October 27, 2000

                       EAGLE POINT SOFTWARE CORPORATION
                                PROXY STATEMENT


                              General Information

This Proxy Statement (the "Proxy Statement") is being furnished to the holders of Common Stock, $.01 par value ("Common Stock"), of Eagle Point Software Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board" or the "Board of Directors") for use at the 2000 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 2:00 p.m., local time, on Wednesday, December 6, 2000, at the Company's principal executive office which is located at 4131 Westmark Drive, Dubuque, Iowa 52002-2627 and at any and all adjournments or postponements thereof.

Each holder of record of Common Stock at the close of business on October 18, 2000 (the "Record Date") is entitled to receive notice of and to vote at the Annual Meeting. The holders of a majority of the shares of Common Stock outstanding and entitled to vote must be present in person or represented by proxy at the Annual Meeting in order for a quorum to be present. At the close of business on the Record Date there were 4,857,691 shares of Common Stock outstanding, each of which entitles the registered holder thereof to one vote.

If you are unable to attend the Annual Meeting, you may vote by proxy. The proxy holders will vote your shares according to your instructions. If you return a properly signed and dated proxy card but do not mark a choice on one or more items, your shares will be voted in accordance with the recommendations of the Board for such items as set forth in this Proxy Statement. The proxy card gives authority to the proxy holders to vote your shares in their discretion on any other matter presented at the Annual Meeting. A proxy may indicate that all or a portion of the shares represented by that proxy are not being voted by a stockholder with respect to a particular matter. Any such non-voted shares will be considered present for the purpose of determining the presence of a quorum.

You may revoke your proxy at any time prior to voting at the Annual Meeting by delivering written notice to the Secretary of the Company, by submitting a subsequently dated proxy or by attending and voting in person at the Annual Meeting.

The Company will bear the cost of preparing, handling, printing and mailing this Proxy Statement, the related proxy card and any additional material which may be furnished to stockholders, as well as the actual expense incurred by brokerage houses, fiduciaries and custodians in forwarding such materials to beneficial owners of Common Stock held in their names. The solicitation of proxies will be made by the use of the mail and through direct communication with certain stockholders or their representatives by certain officers, directors or employees of the Company who will receive no additional compensation therefore. This Proxy Statement and the related proxy card are first being mailed to stockholders of the Company on or about October 27, 2000.

                             ELECTION OF DIRECTORS

The Board of Directors consists of five persons and is divided into three staggered classes, each class serving a three-year term. The term of Class III Directors expires on the date of the Annual Meeting. The nominee for Class III Director, if elected, will serve three years until the 2003 Annual Meeting of Stockholders, or until his successor have been elected and qualified. The current Class I and Class II Directors will continue in office until the 2001 and 2002 Annual Meetings of Stockholders, respectively.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Class III nominee recommended by the Board of Directors. Directors are elected by a plurality of the votes cast. Stockholders may not cumulate their votes. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees recommended by the Board of Directors.


                             NOMINEE FOR DIRECTOR

    Class III - Nominee to Serve Until 2003 Annual Meeting of Stockholders:

Rodney L. Blum, age 45, has served as a Director of the Company and its President and Chief Executive Officer since January 1990. Mr. Blum served as the Chairman of the Board of Directors of the Company from January 1990 through October 2000. Mr. Blum will step down as the Company's President and Chief Executive Officer, effective November 15, 2000. From May 1988 until he joined the Company in 1990, Mr. Blum was Director of Sales and Marketing of D.D.S., a provider of turn-key computer systems to the auto, large truck and implement dealer markets. From 1980 until May 1988 he served in various marketing and management positions at CyCare Systems, Incorporated, a provider of computerized information processing systems to the healthcare industry. Mr. Blum is a director of American Trust and Savings Bank and is a member of the Board of Trustees for the Herbert Hoover Presidential Library.

The Board of Directors unanimously recommends that stockholders vote FOR the nominee listed above (Proposal 1).


              MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

    Class I - Directors Serving Until 2001 Annual Meeting of Stockholders:

Dennis J. George, age 37, has served as Vice President, Chief Financial Officer, Treasurer, Secretary and a director of the Company since April 1989. During 1988 he was the Financial Budget Analyst for the Ertl Company, a manufacturer of agricultural model toys. During 1987 he served as Finance Manager for D.D.S., a provider of turn-key computer systems to the auto, large truck and implement dealer markets.

Thomas O. Miller, age 49, has been a Director of the Company since August 30, 1995 and was elected as the Chairman of the Board in October 2000. He is a member of the Audit Committee and the Compensation Committee of the Board of Directors of the Company. Since March of 1997, Mr. Miller has been Senior Vice President of Intermec Technologies Corporation ("Intermec"), a manufacturer of hand-held data systems. In March of 1997 Intermec acquired Norand Corporation ("Norand"), also a manufacturer of hand-held data systems. From September 1995 until March 1997 he served as Senior Vice President of Norand, from 1993 until September 1995 he served as Vice President-Mobile Systems of Norand and from 1990 until 1992 he served as Vice President-Marketing of Norand.

    Class II - Directors Serving Until 2002 Annual Meeting of Stockholders:

John F. Biver, age 45, co-founded the Company in 1983 and has served as Vice President - Civil Division from January 1990 until September 2000. Mr. Biver's employment with the company terminated in September 2000. Mr. Biver has served as a director of the Company since its inception. Prior to founding the Company, Mr. Biver was a registered Professional Engineer with the civil engineering firm of Wright, Kilby, Sejkoara and Associates.

James P. Hickey, age 43, has been a Director of the Company since August 30, 1995 and is a member of the Audit Committee and the Compensation Committee of the Board of Directors of the Company. Since 1989, Mr. Hickey has been a Principal of William Blair & Company, an investment banking firm.



               DIRECTORS - MEETINGS, COMMITTEES AND COMPENSATION

The Board of Directors met six times during the fiscal year ended June 30, 2000 ("Fiscal 2000"), five times pursuant to regularly scheduled meetings. No director attended fewer than 75 percent of the meetings of the Board and committees thereof on which he served.

The Board of Directors has established two committees: an Audit Committee and a Compensation Committee. As of June 30, 2000 and as of the date of this Proxy Statement, the Audit Committee is comprised of Messrs. George, Hickey and Miller. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent accountants and recommends the appointment of independent accountants to the Board of Directors. See "Ratification of Appointment of Independent Accountants." The Audit Committee met two times during Fiscal 2000.

As of June 30, 2000 and as of the date of this Proxy Statement, the Compensation Committee is comprised of Messrs. Hickey and Miller. The Compensation Committee makes recommendations regarding the compensation arrangements for top management and key employees of the Company. The Compensation Committee met two times during Fiscal 2000.

Directors who are employees of the Company receive no compensation for serving as directors. Those directors who are not employees of the Company ("Outside Directors") receive a $500 fee for each meeting of the Board of Directors attended, whether attendance is in person or telephonic, and they are reimbursed for out-of-pocket expenses incurred in connection with attending meetings. In addition, each Outside Director participates in Eagle Point's Stock option plan.

Any new Outside Director will receive, on the day he or she commences services as a director, an option to purchase 2,000 shares of Common Stock with a per share exercise price equal to the average of the high and low sales prices of a share of Common Stock as reported on The Nasdaq Stock Market on that day. In addition, on the date of each annual meeting of stockholders of the Company, each person who is an Outside Director immediately after the meeting will receive an option to purchase 4,000 shares of Common Stock with a per share exercise price equal to the average of the high and low sales prices of a share of Common Stock as reported on The Nasdaq Stock Market on that day. Each of these stock options will be exercisable in full when granted.

The Board of Directors has no nominating committee. Selection of nominees for the Board is made by the entire Board of Directors. The names of potential nominees for the Company's Board should be directed to the Company's Secretary, Dennis J. George, at 4131 Westmark Drive, Dubuque, Iowa 52002-2627.

                        EXECUTIVE OFFICER COMPENSATION

The following table (the "Compensation Table") sets forth the aggregate compensation for the past three fiscal years of the individual who served as Chief Executive Officer during Fiscal 2000 and the other most highly compensated executive officers for Fiscal 2000 (collectively, the "Named Executive Officers").

                          Summary Compensation Table
                          --------------------------

                                                                                   Long-Term
                                                                                  Compensation
                                                   Annual Compensation               Awards
                                                   -------------------          ----------------
                                                                                    Securities
                                          Fiscal                                    Underlying          All other
 Name and Principal Position               Year      Salary ($)     Bonus ($)      Options (#)       Compensation/(1)/
------------------------------           --------  -------------  ------------  ----------------    -----------------

Rodney L. Blum/(2)/                       2000      $185,000       $41,251                 -                  -
President and Chief                       1999       185,000        34,447            10,000                  -
   Executive Officer                      1998       140,000        16,920            35,000                  -

John F. Biver/(3)/                        2000       129,500        29,529                 -                  -
Vice President - Civil Division           1999       129,500           897             7,500                  -
                                          1998       107,000         1,330            25,000                  -

Dennis J. George                          2000       116,550        25,988                 -                737
Vice President, Chief Financial           1999       116,550        22,007             7,500                718
 Officer, Treasurer and Secretary         1998        99,000        11,039            25,000                574

Edward T. Graham                          2000        80,000        58,470             5,000                398
Vice President - Building Design          1999        70,000        43,055                 -                565
and Services Division                     1998        50,000        11,327            50,000                  -

Randy K. Ambrosy                          2000        70,000        36,123             5,000                535
Vice President - International and        1999        60,000        30,553             5,000                363
 Landscaping Division                     1998        42,000        33,813             5,500                379

/(1)/These amounts represent Company matching contributions to the Eagle Point
     Software Corporation 401(k) plan and trust.

/(2)/Mr. Blum served as Chairman of the Board of Directors until October 2000.
     He will step down as the Company's President and Chief Executive Officer, effective November 15, 2000. Mr. Blum will receive severance benefits totaling approximately $570,000 pursuant to the terms of his employment agreement.

/(3)/Mr. Biver's employment with the Company terminated in September 2000. Mr.
     Biver will receive severance benefits totaling approximately $425,000 pursuant to the terms of his employment agreement.

Option Grants

The following table sets forth information with respect to individual grants of options that were made during Fiscal 2000 to each of the Named Executive Officers and the potential realizable value of these options assuming five percent and ten percent rates(1) of compound appreciation in the market value of the Common Stock over the term of the option grants. The Company has never granted stock appreciation rights.

                                                            Option Grants in Last Fiscal Year
                                                            ---------------------------------
                                                                                 Potential Realizable Value at
                                              Individual Grants /(2)/            Assumed Annual Rates of Stock
                                              ---------------------            Price Appreciation for Option Term
                                                                               ----------------------------------
                                                            Percent of
                                             Number of     Total Options
                                            Securities      Granted to
                                            Underlying       Employees     Exercise
                                             Options        in Fiscal      Price    Expiration
Name                                       Granted (#)        Year         ($/Sh)      Date      5% ($)/(1)/      10%($)/(1)/
-----                                     -------------   -------------   -------- -----------   -----------      -----------
Edward T. Graham                                 5,000            3.3%      $6.094      8/3/09    $  19,162/(3)/    $  48,561/(3)/

Randy K. Ambrosy                                 5,000            3.3%      $6.094      8/3/09    $  19,162/(3)/    $  48,561/(3)/

______________________
/(1)/ Amounts reflect assumed rates of appreciation set forth in the Securities and Exchange Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Company's Common Stock and overall stock market conditions. No assurance can be given that the amounts reflected in these columns will be achieved.

/(2)/ Upon a sale of substantially all of the business and assets of the Company, each outstanding option will become exercisable in full.

/(3)/ The future hypothetical value of one share of Common Stock based on a fair market value of $6.094 on August 3, 1999, and assumed rates of appreciation of five percent and ten percent through August 3, 2009, would be $9.927 and $15.806, respectively.

                                    Aggregated Option Exercises in Last Fiscal Year
                                           and Fiscal Year-End Option Values
                                           ---------------------------------
                                                                  Number of Unexercised           Value of Unexercised
                                                                       Options at                 In-The-Money Options
                                                                   Fiscal Year-End (#)         at Fiscal Year-End ($)/(1)/
                                                             -----------------------------    ----------------------------
                         Shares Acquired
                                on              Value
      Name                 Exercise (#)    Realized ($)/(1)/  Exercisable    Unexercisable    Exercisable    Unexercisable
      ----                 ------------    ------------       -----------    -------------    -----------    -------------
   Rodney L. Blum              -                 -                117           33,450            $   174       $34,809

   John F. Biver               -                 -              8,250           24,250            $12,246       $24,863

   Dennis J. George            -                 -                151           24,250            $   224       $24,863

   Edward T. Graham            -                 -             19,923           33,548            $ 7,196       $30,591

   Randy K. Ambrosy            -                 -              6,183           16,035            $ 2,167       $ 8,437

_____________________
/(1)/ Value is calculated by subtracting the exercise price from the fair market value of the shares underlying the option on the exercise date (in the case of options exercised) or at June 30, 2000 (in the case of unexercised "in-the-money" options) and multiplying the result by the number of shares for which the option was exercised or is in-the-money, as the case may be. Fair market value at June 30, 2000 was calculated based upon the average of the high and low sales prices of a share as reported by The Nasdaq Stock Market for that date ($4.9375). There is no assurance that if and when any such in-the-money option is exercised, the option will have this value.

Employment Agreements

The Company has entered into employment agreements ("Executive Employment Agreements") with each of Rodney L. Blum, John F. Biver and Dennis J. George to serve as its President and Chief Executive Officer, Vice President-Civil Division and Vice President, Chief Financial Officer, Secretary and Treasurer, respectively. Mr. Blum, Mr. Biver and Mr. George (each an "Executive Employee") received annual salaries of $185,000, $129,500 and $116,550, respectively, in Fiscal 2000, and each are entitled to participate in the Company's bonus program for executive officers. Each Executive Employee's salary is subject to change as determined by the Compensation Committee of the Board of Directors. None of the Executive Employment Agreements contain a specified expiration date, although the Company may terminate each such agreement at any time upon thirty days' written notice to the Executive Employee, and each Executive Employee may terminate his respective agreement at any time upon thirty days' written notice to the Company.

If an Executive Employment Agreement is terminated by virtue of an Executive Employee's disability, such Executive Employee will be entitled to receive a lump sum payment equal to one and one-half times the cumulative compensation payable to him for the twelve months immediately proceeding the effective date of termination. If an Executive Employment Agreement is terminated by virtue of an Executive Employee's death, such Executive Employee will be entitled to receive a lump sum payment equal to two times the cumulative compensation payable to him for the twelve month period immediately preceding his death. If an Executive Employment Agreement is terminated for any other reason, other than for any act of theft, embezzlement, or other documented proof of material dishonesty, such Executive Employee will be entitled to receive a lump sum payment equal to two times the cumulative compensation payable to him for the twelve month period immediately preceding such termination.

Mr. Blum served as Chairman of the Board of Directors until October 2000. He will step down as the Company's President and Chief Executive Officer, effective November 15, 2000. Mr. Blum will receive severance benefits totaling approximately $570,000 pursuant to the terms of his employment agreement.

Mr. Biver's employment with the Company terminated in September 2000. Mr. Biver will receive severance benefits totaling approximately $425,000 pursuant to the terms of his employment agreement.



         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Eagle Point's Compensation Philosophy

The Company recognizes that the success of its business is based on the performance of its employees, and that its employees are the Company's primary asset. With that understanding, the Compensation Committee of the Board of Directors applies the following operating principles in its duties as administrator of the compensation of the Company's management and key employees:

     1. Be competitive in all aspects of compensation and consistently demonstrate a willingness to pay levels of compensation that are necessary to attract and retain highly qualified executives.

     2. Award stock options to executives in order to align management's and stockholders' interests.

     3. Provide variable compensation opportunities based on the financial performance of the Company -- when objectives are met or exceeded, the incentive awards can be attractive.

     4. Adhere to a compensation strategy that effectively balances short- and long-term goals of the Company.

Compensation Policies for Executive Officers

The Compensation Committee of the Board, presently comprised of two Outside Directors, makes executive compensation decisions. In making these decisions, the Committee considers recommendations made by the Company's senior management team. Key components of the Company's executive compensation decisions include:

     1. Base salary -- designed to comprise approximately 60% to 70% of potential compensation.

     2. Cash bonus/stock option awards -- designed to help provide a direct link between executive compensation and the individual's role in helping the Company attain quarterly and annual performance measures.

The Committee believes this type of executive compensation structure effectively serves the interests of both the Company and its stockholders. The Committee also believes the program allows the Company to attract and retain outstanding executives and motivate these executives to perform at the highest levels.

CEO Compensation

Mr. Rodney L. Blum has served as the Company's CEO since January 1990. In Fiscal 2000 Mr. Blum received a salary of $185,000. Mr. Blum's compensation is substantially related to the Company's performance pursuant to the Company's bonus program for its executive officers - Mr. Blum is eligible to receive a bonus payment if certain financial objectives (primarily relating to revenues and profitability) for the Company are met.

The foregoing report has been furnished by the Committee.


             The Compensation Committee of the Board of Directors
                                James P. Hickey
                               Thomas O. Miller


                   SECURITY OWNERSHIP OF DIRECTORS, OFFICERS
                          AND PRINCIPAL STOCKHOLDERS

The following table sets forth information as of October 1, 2000 concerning the beneficial ownership of Common Stock for each Director, the Named Executive Officers, all Directors and Executive Officers as a group, and each holder of 5% or more of the Company's Common Stock. Unless otherwise noted, the listed persons have sole voting and investment power with respect to the shares held in their names, subject to community property laws if applicable. The table does not include options which are not exercisable within 60 days.

     Name of                                               Number              % of total
Beneficial Holder                                       of Shares/(1)/      Outstanding Shares
------------------                                      -------------      -------------------
John F. Biver /(9)/                                    1,248,066 /(2)/               25.69%
Rodney L. Blum /(9)/                                     953,821 /(3)/               19.64
Dennis J. George /(9)/                                   381,631 /(4)/                7.86
Dimensional Fund Advisors /(10)/                         347,300                      7.15
J. Carlo Cannell
    d/b/a Cannell Capital Management /(11)/              331,400                      6.82
Edward T. Graham /(9)/                                    19,923 /(5)/                --
James P. Hickey                                           18,000 /(6)/                --
Thomas O. Miller                                          17,500 /(6)/                --
Randy K. Ambrosy /(9)/                                    11,126 /(7)/                --
All Directors and Executive
  Officers as a group (9 persons)                      2,675,020 /(8)/               55.07

/(1)/ Based on the number of shares outstanding at, or acquirable within, 60 days of October 1, 2000.

/(2)/ Includes 8,250 shares which may be acquired under options which are currently exercisable or which will be exercisable within 60 days of October 1, 2000.

/(3)/ Includes 117 shares which may be acquired under options which are currently exercisable or which will be exercisable within 60 days of October 1, 2000.

/(4)/ Includes 151 shares which may be acquired under options which are currently exercisable or which will be exercisable within 60 days of October 1, 2000.

/(5)/ Includes 19,923 shares which may be acquired under options which are currently exercisable or which will be exercisable within 60 days of October 1, 2000.

/(6)/ Includes 16,000 shares which may be acquired under options which are currently exercisable or which will be exercisable within 60 days of October 1, 2000.

/(7)/ Includes 9,117 shares which may be acquired under options which are currently exercisable or which will be exercisable within 60 days of October 1, 2000.

/(8)/ Includes 89,595 shares which executive officers and directors have the right to acquire under options which are currently exercisable or which will be exercisable within 60 days of October 1, 2000.

/(9)/ The address of such beneficial holder is c/o Eagle Point Software Corporation, 4131 Westmark Drive, Dubuque, Iowa 52002-2627.

/(10)/ Based upon the most recent report on Schedule 13G as filed with the Securities and Exchange Commission, Dimensional Fund Advisors Inc., a registered investment advisor, is deemed to have beneficial ownership of 347,300 shares of Eagle Point Software stock as of December 31, 1999, all of which shares are owned by advisory clients of Dimensional Fund Advisors Inc., no one of which, to the knowledge of Dimensional Fund Advisors Inc., owns more than 5% of the class. Dimensional Fund Advisors Inc. disclaims beneficial ownership of all such shares. The Dimensional Fund Advisors Inc. address is 1299 Ocean Avenue, 11th floor, Santa Monica, CA 90401

/(11)/ Based upon the most recent report on Schedule 13G as filed with the Securities and Exchange Commission, J. Carlo Cannell D/B/A Cannell Capital Management is deemed to have beneficial ownership of 331,400 shares of Eagle Point Software stock as of December 31, 1999, all of which shares are owned by advisory clients of J. Carlo Cannell D/B/A Cannell Capital Management or partnerships of which J. Carlo Cannell D/B/A Cannell Capital is a general partner, no one of which, to the knowledge of J. Carlo Cannell D/B/A Cannell Capital Management, owns more than 5% of the class. J. Carlo Cannell D/B/A Cannell Capital Management's address is 600 California Street, Floor 14, San Francisco, CA 94108.

                               PERFORMANCE GRAPH

The following graph compares the Company's cumulative total stockholder return since the Common Stock became publicly traded on June 16, 1995 with the Nasdaq Computer & Data Processing Index (the "Computer Index") and with The Nasdaq Stock Market -- U.S. Index (the "Nasdaq Index"). The comparison is based on the assumption that $100.00 was invested on June 16, 1995 in each of the Company's Common Stock, the Computer Index and the Nasdaq Index. On October 3, 2000 the closing price of a share of Common Stock as reported by The Nasdaq Stock Market was $4.375.

Note: The stock price performance shown below is not necessarily indicative of future price performance.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
       AMONG EAGLE POINT SOFTWARE, THE NASDAQ STOCK MARKET (U.S.) INDEX
                AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

                              [PERFORMANCE GRAPH]

* $100 INVESTED ON 6/30/95 IN STOCK OR INDEX-INCLUDING REINVESTMENT OF DIVIDENDS, FISCAL YEAR ENDING JUNE 30.


                                                                             Cumulative Total Return

                                                         6/30/95     6/30/96     6/30/97     6/30/98     6/30/99     6/30/00
Eagle Point Software Corporation                             100          41          27          49          40          29

NASDAQ STOCK MARKET -- US                                    100         128         156         206         296         437

NASDAQ COMPUTER & DATA PROCESSING                            100         133         168         253         387         551

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

James P. Hickey, an Outside Director of the Company since August 1995, is a Principal of William Blair & Company, L.L.C., an investment banking firm ("William Blair"). William Blair was one of the managing underwriters of the Company's initial public offering of Common Stock in June 1995. The Company currently maintains a no-fee money market account with William Blair.


            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has appointed Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending June 30, 2001. If a majority of the stockholders in attendance at the Annual Meeting, in person or by proxy, fail to ratify the appointment, the appointment of other independent accountants will be considered by the Board of Directors. Abstentions will have the same effect as votes against the proposal. Non-voted shares will not be considered in attendance for the vote on this proposal. Deloitte & Touche LLP has audited the Company's financial statements since the fiscal year ended June 30, 1992. Representatives of Deloitte & Touche LLP are expected to be at the Annual Meeting and will be available to respond to appropriate questions. Deloitte & Touche LLP will also have the opportunity to make a statement at the Annual Meeting if they desire to do so.

The Board of Directors unanimously recommends that stockholders vote FOR approval of the proposal to ratify the appointment of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending June 30, 2001 (Proposal 2).


                             STOCKHOLDER PROPOSALS

Pursuant to applicable rules under the Securities Exchange Act of 1934, stockholder proposals intended to be presented at the 2001 Annual Meeting of Stockholders and to be included in the Company's proxy statement and form of proxy for that meeting must be received by the Company at its principal executive offices not later than July 2, 2001. In addition, the By-Laws of the Company contain requirements relating to the timing and content of the advance notice which stockholders must provide to the Secretary of the Company for any matter or any director nomination to be properly presented at a stockholders meeting. To be timely, a notice from a stockholder for the 2001 Annual Meeting of Stockholders must be received by the Secretary of the Company no earlier than August 28, 2001, and no later than September 24, 2001. A copy of the By-Laws may be obtained upon written request to the Secretary of the Company.


                COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the Form 3, 4, and 5 filings received from such Reporting Persons since the beginning of Fiscal 2000, the Company is not aware of any failure to file on a timely basis any Form 3, 4, or 5 during Fiscal 2000 except as set forth in this paragraph. Mr. Randy K. Ambrosy filed one late report on Form 5 disclosing one exempt acquisition in 1999. Mr. Edward T. Graham filed one late report on Form 5 disclosing one exempt acquisition in 1999. Mr. James P. Hickey filed one late report on Form 5 disclosing one exempt acquisition in 1999. Mr. Willliam P. LeMay filed one late report on Form 5 disclosing one exempt acquisition in 1999. Mr. Thomas O. Miller filed one late report on Form 5 disclosing one exempt acquisition in 1999. Mr. Brent A. Straka filed one late report on Form 5 disclosing one exempt acquisition in 1999.

                         ANNUAL REPORT TO STOCKHOLDERS

The Company's 2000 Annual Report for Fiscal 2000 accompanies this Proxy
Statement.

A copy of the Company's Annual Report on Form 10-K for Fiscal 2000 filed with the Securities and Exchange Commission, without exhibits, will be provided without charge to any stockholder submitting a request therefor to:

Dennis J. George
Vice President, Chief Financial Officer, Treasurer and Secretary
Eagle Point Software Corporation
4131 Westmark Drive
Dubuque, Iowa  52002-2627
Telephone: (319) 556-8392


                                OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote on such matters in accordance with their best judgment.

PROXY
                        EAGLE POINT SOFTWARE CORPORATION

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 6, 2000 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Eagle Point Software Corporation (the "Company") does hereby acknowledge receipt of Notice of said Annual Meeting and the accompanying Proxy Statement and does hereby constitute and appoint Rodney
L. Blum and Dennis J. George, or either of them, with full power of substitution, to vote all shares of stock of the Company that the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Stockholders of the Company to be held on Wednesday, December 6, 2000 at 2:00 p.m. (local time) at Eagle Point Software Headquarters, 4131 Westmark Drive, Dubuque IA 52002 and at any adjournment thereof, as follows:

     This proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted for the nominee listed in Proposal 1 and for Proposal 2 to approve Deloitte & Touche LLP as the independent public accountants of the Company.


                    (Please date and sign on reverse side)

A    [X]       Please mark your votes as in this example



                                      WITHHOLD
               For the nominee       AUTHORITY
               listed at right  for the nominee listed  Nominee: Rodney L. Blum

1. Election
   of Class III      [_]                [_]
   Director

(Instructions: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

_______________________


2.  Proposal to approve the appointment           FOR     AGAINST   ABSTAIN
    of Deloitte & Touche, LLP as the              [_]       [_]       [_]
    independent public accountants of the
    Company.


3. As such proxies may in their discretion determine upon such other matters as may properly come before the meeting.


THIS PROXY SHALL BE VOTED IN ACCORDNCE WITH THE INSTRUCTIONS GIVEN AND, IN THE ABSENCE OF SUCH INSTRUCTIONS SHALL BE VOTED FOR THE NOMINEE LISTED ABOVE AND IN FAVOR OF PROPOSAL 2. IF OTHER BUSINESS IS PRESENTED AT SAID METING, THIS PROXY SHALL BE VOTED ON THOSE MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE NAMED PROXIES.

You are urged to mark, sign, date and return your proxy card without delay in the return envelope provided for that purpose which requires no postage if mailed in the United States.



Signature:________________  ____________________________    Date:________, 2000
                            (SIGNATURE IF HELD JOINTLY)

NOTE: When signing the proxy, please take care to have the signature conform to the stockholder's name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing. Corporations and partnerships should sign in their full corporate or partnership names by a duly authorized person.